SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 14, 2002

BROADCOM CORPORATION

(Exact Name of Registrant as Specified in Charter)

California	000-23993	33-0480482

(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer

Incorporation)		Identification No.)

16215 Alton Parkway, Irvine, California 92618
(Address of Principal Executive Offices)(Zip Code)

Registrant’s telephone number, including area code: (949) 450-8700

Not Applicable
(Former Name or Former Address, if Changed since Last Report)

ITEM 9. REGULATION FD DISCLOSURE
SIGNATURES

ITEM 9.	REGULATION FD DISCLOSURE

         On November 14, 2002, the Registrant filed its Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2002 (the “Form 10-Q”) with the Securities and Exchange Commission. In connection with the filing of the Form 10-Q, the Registrant has provided to the Securities and Exchange Commission the certifications below, as required by 18 U.S.C. § 1350, as enacted by Section 906 of the Sarbanes-Oxley Act of 2002:

PERIODIC REPORT CERTIFICATION
of the Chief Executive Officer
pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

         I, Henry T. Nicholas III, in my capacity as Chief Executive Officer of Broadcom Corporation (the “Company”), certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge, the Quarterly Report on Form 10-Q of the Company for the quarterly period ended September 30, 2002, as filed with the Securities and Exchange Commission (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 14, 2002	/s/ HENRY T. NICHOLAS Henry T. Nicholas III, Ph.D. Chief Executive Officer

PERIODIC REPORT CERTIFICATION
of the Chief Financial Officer
pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

         I, William J. Ruehle, in my capacity as Chief Financial Officer of Broadcom Corporation (the “Company”), certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge, the Quarterly Report on Form 10-Q of the Company for the quarterly period ended September 30, 2002, as filed with the Securities and Exchange Commission (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 14, 2002	/s/ WILLIAM J. RUEHLE William J. Ruehle Chief Financial Officer

The foregoing certifications are being furnished solely to accompany the Report pursuant to 18 U.S.C. § 1350, and are not being filed either as part of the Report or as a separate disclosure statement, and are not to be incorporated by reference into the Report or any other filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing. The foregoing certifications shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section 18 or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. This Current Report (including the exhibits hereto) shall not be deemed to be an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 14, 2002	BROADCOM CORPORATION, a California corporation

By: /s/ WILLIAM J. RUEHLE William J. Ruehle Vice President and Chief Financial Officer (Principal Financial Officer)